UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/31/2007

FIRST CENTURY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-11671

WV	55-0628089
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 1559, Bluefield, WV 24701-1559
(Address of principal executive offices, including zip code)

304-325-8181
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 31, 2007, First Century Bankshares, Inc. ("First Century") issued a News Release announcing its earnings for the three and nine-month periods ended September 30, 2007. This News Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.    Other Events

On October 31, 2007, as part of the quarterly earnings release, First Century announced an increase in the number of shares of common stock the Corporation may repurchase under the Corporation's stock repurchase plan.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1        News Release issued on October 31, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANKSHARES, INC.

Date: October 31, 2007	By:	/s/ J. Ronald Hypes
J. Ronald Hypes
Treasurer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release